EXHIBIT 32.1




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Rocky Mountain Minerals, Inc. (the "Company") on Form 10-Q for the quarter ended April 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A.Muzzin, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



     Dated: June 12, 2007                       /s/ Mark A. Muzzin
                                                ---------------------------
                                                Mark A. Muzzin
                                                Chief Executive Officer and
                                                Chief Financial Officer